UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 17, 2010

PEPCO HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-31403	52-2297449
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 Ninth Street, N.W., Washington, D.C.	20068
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (202) 872-3526

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

Revision of Form 10-K for the year ended December 31, 2009 to present the Conectiv Energy segment as a discontinued operation

On April 20, 2010, the Board of Directors of Pepco Holdings, Inc. (PHI) approved a plan for the disposition of the Conectiv Energy segment. Pursuant to the plan of disposition, PHI on July 1, 2010, completed the sale of the Conectiv Energy wholesale power generation business to Calpine Corporation (Calpine) and is in the process of liquidating the Conectiv Energy segment’s remaining operations, consisting of its load service supply contracts, energy hedging portfolio, certain tolling agreements and other assets not included in the Calpine sale, which PHI expects to complete within a period of 12 months following the announcement of the disposition plan. In view of the adoption of a plan of disposition for the Conectiv Energy segment, the entire Conectiv Energy segment has been classified as a discontinued operation and that change in classification was reported in PHI’s Form 10-Q for the six months ended June 30, 2010. PHI is filing this Form 8-K to revise its consolidated financial statements for each of the three years in the period ended December 31, 2009, and related financial disclosures, as set forth in PHI’s Form 10-K for the year ended December 31, 2009 (the “2009 Form 10-K”), to give effect to the classification of the Conectiv Energy segment as a discontinued operation. This revision does not change PHI’s previously reported net income for any reporting period and makes no adjustments for the use of the proceeds from the disposition of the Conectiv Energy segment. The following revised information is presented in this Form 8-K:

•	Exhibit 99.1 – Selected Financial Data,

•	Exhibit 99.2 – Management’s Discussion and Analysis of Financial Condition and Results of Operations,

•	Exhibit 99.3 – Report of Independent Registered Public Accounting Firm, Consolidated Financial Statements and Related Notes, and Exhibits and Financial Statement Schedules,

•	Exhibit 99.4 – Computation of Ratio of Earnings to Fixed Charges

The information in each of the exhibits to this Form 8-K supersedes the corresponding disclosures in the 2009 Form 10-K. This Form 8-K does not reflect events occurring after the filing of the Form 10-K for the year ended December 31, 2009, and does not modify or update the disclosures therein in any way, other than as required to reflect the Conectiv Energy segment as a discontinued operation. In particular, this Form 8-K does not update the disclosures contained in Management’s Discussion and Analysis of Financial Condition and Results of Operations or the Notes to Consolidated Financial Statements, other than as required to reflect the Conectiv Energy segment as a discontinued operation. Significant developments with respect to PHI have occurred subsequent to December 31, 2009, as are more fully described in filings with the Securities and Exchange Commission subsequent to the date of the financial statements, including matters disclosed in PHI’s Forms 10-Q for the quarters ended March 31, 2010 and June 30, 2010 and PHI’s Current Reports on Form 8-K filed subsequent to the 2009 Form 10-K.

Item 9.01	Financial Statements and Exhibits

(b) Unaudited Pro Forma Condensed Consolidated Financial Information

The following unaudited pro forma condensed consolidated financial statements are presented in Exhibit 99.5 and are incorporated herein by reference:

•	Unaudited pro forma condensed consolidated balance sheet as of June 30, 2010

•	Unaudited pro forma condensed consolidated statements of income for the six months ended June 30, 2010 and 2009

•	Notes to the unaudited pro forma condensed consolidated balance sheet and statements of income

Exhibit No.	Description of Exhibit
99.1	Selected Financial Data

99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations

99.3	Report of Independent Registered Public Accounting Firm, Consolidated Financial Statements and Related Notes, and Exhibits and Financial Statement Schedules

99.4	Computation of Ratio of Earnings to Fixed Charges

99.5	Unaudited Pro Forma Condensed Consolidated Financial Information

99.6	Consent of Independent Registered Public Accounting Firm

101.INS*	XBRL Instance Document

101.SCH*	XBRL Taxonomy Extension Schema Document

101.CAL*	XBRL Taxonomy Extension Calculation Linkbase Document

101.DEF*	XBRL Taxonomy Definition Linkbase Document

101.LAB*	XBRL Taxonomy Extension Label Linkbase Document

101.PRE*	XBRL Taxonomy Extension Presentation Linkbase Document

*	XBRL (Extensible Business Reporting Language) information is furnished and not filed or a part of a registration statement or prospectus for purposes of sections 11 or 12 of the Securities Act of 1933, is deemed not filed for purposes of section 18 of the Securities Exchange Act of 1934, and otherwise is not subject to liability under these sections.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEPCO HOLDINGS, INC.
(Registrant)

Date: September 17, 2010	/S/ A.J. KAMERICK
	Name:	Anthony J. Kamerick
	Title:	Senior Vice President and Chief Financial Officer

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